UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) November 1, 2004

AFLAC INCORPORATED

(Exact name of Registrant as specified in its charter)

GEORGIA	1-7434	58-1167100

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999

(Address of principal executive offices)		(Zip Code)

706-323-3431

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     AFLAC Incorporated is providing its press release dated November 1, 2004 announcing the appointment of Mr. Toru Tonoike to its board of directors herein as Exhibit 99.1. Mr. Tonoike's appointment to the AFLAC board of directors and its Acquisition Committee was effective November 1, 2004. His term will expire at the annual shareholder's meeting in May 2005, at which time he will stand for election along with the other director nominees. Mr. Tonoike is Managing Executive Officer and Head of the Financial Products Unit at Mizuho Corporate Bank, Ltd., a member of the Mizuho Financial Group, Inc.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS
(a)	Financial statements of businesses acquired.
Not applicable

(b)	Pro forma financial information.
Not applicable

(c)	Exhibits.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AFLAC INCORPORATED

/s/ Kriss Cloninger III	November 5, 2004

(Kriss Cloninger III)
President, Treasurer and
Chief Financial Officer

EXHIBITS FURNISHED WITH CURRENT FORM 8-K:

99.1	-	Press release of AFLAC Incorporated dated November 1, 2004